UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2008

NEXT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421
(Address of Principal Executive Offices) (Zip Code)

(423) 296-8213
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

On April 28, 2008, Next, Inc. (the “Company”) entered into securities purchase agreements (the “Purchase Agreements”) with each of Charles W. Reed, Dan F. Cooke, the William B. Hensley III Family Trust and Jeffery R. Kellam (collectively, the “Investors”), pursuant to which the Company issued an aggregate of 5,500,000 shares of common stock (the “Shares”) and warrants (the “Warrants”) for the purchase of an aggregate of up to 2,750,000 shares of common stock (the “Warrant Shares”) (the Shares, the Warrants and the Warrant Shares are referred to herein collectively as the “Securities”) for an aggregate offering price of $550,000 in cash.  Each Share was sold to the Investors at a purchase price of $0.10 per Share, with each of Messrs. Reed and Cooke, who are directors of the Company, and the William B. Hensley III Family Trust purchasing 1,500,000 of the Shares and a warrant for the purchase of up to 750,000 of the Warrant Shares, and Mr. Kellam purchasing 1,000,000 of the Shares and a warrant for the purchase of up to 500,000 of the Warrant Shares.  The Warrants, each in the form attached as an exhibit to the respective Purchase Agreements, are exercisable, in whole or in part, at any time and from time to time for a period of seven years following the date of issuance and have an exercise price equal to $0.15 per share.  The exercise price and the number of Warrant Shares issuable upon exercise of each Warrant is subject to adjustment as provided therein.  Under the terms of the Purchase Agreements, the Investors have certain demand registration rights that may be exercised with respect to the Shares and the Warrant Shares.  The Purchase Agreements are attached hereto as Exhibits 99.1 through 99.4 and are incorporated herein by reference, and the foregoing descriptions of the Purchase Agreements and the Warrants are qualified in their entirety by reference thereto.  The offer and sale of the Securities (the “Private Offering”) was exempt from registration pursuant to Rule 506 under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) because each Investor was an “accredited investor” as defined in Rule 501(a) under the Act, no general solicitation or general advertising was used to sell the Securities, and the Investors agreed not to resell the Securities except pursuant to an effective registration statement or an exemption from registration.

As previously reported in the Company’s Current Report on Form 8-K filed on November 26, 2007, the Company issued to Mr. Reed a warrant dated November 19, 2007 (the “November Warrant”) for the purchase of up to 1,087,500 shares of common stock.  In connection with the Private Offering, the Company and Mr. Reed agreed to amend the November Warrant (i) to reflect the automatic reduction, in accordance with the terms of the November Warrant, in the stated exercise price to $0.10 per share during the entire seven-year exercise period thereof as a result of the Private Offering and (ii) to change the effect of certain anti-dilution provisions to specify an increase in the number of shares of common stock issuable thereunder to up to 1,367,000 shares, in each case subject to further adjustment as provided in the November Warrant, as so amended.  The amendment to the November Warrant is attached hereto as Exhibit 99.5 and incorporated herein by reference.

Item 3.02.

Unregistered Sale of Equity Securities.

The disclosure in the first paragraph of Item 1.01 of this Form 8-K is incorporated in this Item 3.02 by this reference.

Item 9.01.

Financial Statements and Exhibits.

(d)

Exhibits

99.1

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and Charles W. Reed.

99.2

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and Dan F. Cooke.

99.3

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and the William B. Hensley III Family Trust.

99.4

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and Jeffery R. Kellam.

99.5

First Amendment to Common Stock Purchase Warrant dated April 28, 2008, by and between Next, Inc. and Charles W. Reed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date:

May 1, 2008

By: /s/ David O. Cole

David O. Cole

Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.

Exhibit Description

99.1

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and Charles W. Reed.

99.2

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and Dan F. Cooke.

99.3

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and the William B. Hensley III Family Trust.

99.4

Securities Purchase Agreement dated April 28, 2008, by and between Next, Inc. and Jeffery R. Kellam.

99.5

First Amendment to Common Stock Purchase Warrant dated April 28, 2008, by and between Next, Inc. and Charles W. Reed.